EXHIBIT 10.6

AMENDMENT NUMBER FOUR TO

THE EXECUTIVE MEDICAL PLAN OF

THE COCA-COLA COMPANY

THIS AMENDMENT to the Executive Medical Plan of The Coca-Cola Company (the “Plan”) is adopted by the Plan Administrator.

WITNESSETH:

WHEREAS, Section 10 of the Plan provides that the Plan Administrator may amend the Plan at any time; and

WHEREAS, the Plan Administrator wishes to amend the Plan.

NOW, THEREFORE, the Plan Administrator hereby amends the Plan as follows:

Effective May 1, 2005, Section 12.4 shall be restated in its entirety as follows:

“12.4                     Establishment and Maintenance of Adequate Separation between the Company and the Plan.  In accordance with the requirements of HIPAA, only the following employees/classes of employees will be given access to PHI to be disclosed:

Barbara Gilbreath	Sharon Ray	Leah Thomason
Angela Green	Cheryl Lee	Miatta Wright
Inga Vaystikh Smith	John Howland	Angela Coppola
Linda Hodges	Porcha Cook	Lisa Taylor
Kim Poma”

IN WITNESS WHEREOF, the Plan Administrator has adopted this Amendment Number Four on the date shown below, but effective as of the date indicated above.

Plan Administrator

By:	/s/ Barbara S. Gilbreath

Date:	4/13/05